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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): SEPTEMBER 29, 2003
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                               ROSE HILLS COMPANY
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               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                        333-21411               13-3915765
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

3888 SOUTH WORKMAN MILL ROAD, WHITTIER, CALIFORNIA                    90601
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         (Address of Principal Executive Offices)                  (Zip Code)

Registrants' telephone number, including area code:   (562) 692-1212
                                                     ----------------

                                 Not Applicable
               --------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE.

         This Current Report on Form 8-K is filed by Rose Hills Company, a Delaware corporation (the "Company"). As previously announced, Alderwoods Group, Inc. ("Alderwoods"), the Company's ultimate parent corporation, has completed and received the proceeds of its refinancing of $325 million of Alderwoods' and its subsidiaries' existing indebtedness, including the Company's 9 1/2% senior subordinated notes due 2004. The new senior secured facilities include a $50 million revolving credit facility and a $275 million Term Loan B facility. Alderwoods has used a portion of the proceeds from the $275 million Term Loan B facility to retire the entire outstanding principal amount of $80 million of the Company's senior subordinated notes prior to their stated maturity. The notes were redeemed in full as of September 29, 2003.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         None.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ROSE HILLS COMPANY



                                         By: /s/ Mary C. Guzman
                                             ----------------------------------
                                             Name: Mary C. Guzman
                                             Title: Vice President and Chief
                                                    Financial Officer, Secretary
                                                    and Treasurer



Date:  September 29, 2003



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